Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA 31902-2567	+1.706.649.2307 +1.706.649.5740 www.tsys.com

For immediate release:

Contacts:

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

TSYS Reports Second Quarter Adjusted EPS Grew 29.0%

Raises 2015 Adjusted EPS Guidance Growth to 15-17%

COLUMBUS, Ga., July 28, 2015 — TSYS (NYSE: TSS) today reported results for the second quarter and year to date.

“For the second quarter in a row, we exceeded our expectations that resulted in another outstanding quarter and year-to-date performance. Organic revenue grew 13.7% year-to-date as we continue to deliver exceptional performance across our key metrics,” said M. Troy Woods, chairman, president and chief executive officer of TSYS.

“As a result of our great performance during the first half of the year, we are raising our revenues before reimbursables guidance range to 10-12%, up from the previous range of 8-10%, and our adjusted earnings per share (EPS) guidance range to 15-17%, up from the previous range of 12-14%,” said Woods.

Highlights for the second quarter of 2015 include:

•	Adjusted EPS from continuing operations were $0.58, an increase of 29.0%. On a GAAP basis, basic EPS from continuing operations were $0.45, an increase of 40.5%.

•	Income from continuing operations attributable to TSYS’ shareholders was $82.8 million, an increase of 38.6%.

•	Adjusted EBITDA was $206.5 million, an increase of 20.9%.

•	Total revenues for the quarter were $692.7 million, an increase of 15.1%. Revenues before reimbursable items were $622.1 million, an increase of 15.6%.

•	Adjusted operating margin was 26.6%. GAAP operating margin was 18.9%.

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TSYS Reports Second Quarter Adjusted EPS Grew 29.0%

Highlights for the first six months of 2015 include:

•	Adjusted EPS from continuing operations were $1.11, an increase of 34.6%. On a GAAP basis, basic EPS from continuing operations were $0.87, an increase of 49.6%.

•	Income from continuing operations attributable to TSYS’ shareholders was $160.6 million, an increase of 47.2%.

•	Adjusted EBITDA was $400.0 million, an increase of 24.8%.

•	Total revenues were $1.4 billion, an increase of 13.4%. Revenues before reimbursable items were $1.2 billion, an increase of 13.7%.

•	Adjusted operating margin was 26.3%. GAAP operating margin was 18.7%.

“During the quarter, we purchased 700,000 shares of our stock under our share repurchase program bringing our year to date total to 2.2 million shares with a total spend of $83.5 million. Coupled with our dividends of $36.9 million, we returned $120.4 million to our shareholders, which was 74.2% of available year-to-date free cash flow,” said Woods.

2015 Revised Financial Outlook
	Range (in millions, except per share amounts)	Percent Change
Total revenues	$2,667 to $2,716	9% to 11%
Revenues before reimbursable items	$2,412 to $2,456	10% to 12%
Adjusted EPS attributable to TSYS common shareholders from continuing operations*	$ 2.25 to $ 2.29	15% to 17%
* Average Basic Weighted Shares	184

*	Note: The impact of any future share repurchases is not included.

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, July 28. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

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TSYS Reports Second Quarter Adjusted EPS Grew 29.0%

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the most directly comparable GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures, including, but not limited to, adjusted EBITDA and adjusted EPS, and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 9 to 12 of this release.

About TSYS

At TSYS® (NYSE: TSS), we believe payments should revolve around people, not the other way around. We call this belief People-Centered Payments®. By putting people at the center of every decision we make, TSYS supports financial institutions, businesses and governments in more than 80 countries. Through NetSpend®, A TSYS Company, we empower consumers with the convenience, security, and freedom to be self-banked. TSYS offers issuer services and merchant payment acceptance for credit, debit, prepaid, healthcare and business solutions.

TSYS’ headquarters are located in Columbus, Ga., U.S.A., with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS is a member of The Civic 50 and has been named one of the 2015 World’s Most Ethical Companies by Ethisphere magazine. TSYS routinely posts all important information on its website. For more, please visit us at www.tsys.com.

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TSYS Reports Second Quarter Adjusted EPS Grew 29.0%

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ revised earnings guidance for 2015 total revenues, revenues before reimbursable items and adjusted EPS, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the material breach of security of any of TSYS’ systems; TSYS’ ability to integrate acquisitions and achieve the anticipated growth opportunities and other benefits of the acquisitions; the effect of current domestic and worldwide economic conditions; risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates; expenses are incurred associated with the signing of a significant client; TSYS does not convert clients’ portfolios as scheduled; the deconversion of a significant client; changes occur in laws, rules, regulations, credit card association rules, prepaid industry rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed or limit the types and amounts of fees that can be charged to customers; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the payment card industry in general, including a decline in the use of cards as a payment mechanism; and growth rates of TSYS’ existing clients are lower than anticipated or attrition rates of existing clients are higher than anticipated. Additional risks and other factors that could cause actual results or events to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

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TSYS Announces Second Quarter 2015 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2015	2014	Percent Change	2015	2014	Percent Change
Total revenues	$692,652	602,036	15.1%	$1,354,808	1,194,883	13.4%

Cost of services	459,941	416,489	10.4	909,646	839,372	8.4
Selling, general and administrative expenses	102,109	86,784	17.7	192,064	176,051	9.1

Total expenses	562,050	503,273	11.7	1,101,710	1,015,423	8.5

Operating income	130,602	98,763	32.2	253,098	179,460	41.0
Nonoperating expenses	(10,209)	(10,385)	1.7	(19,418)	(20,198)	3.9

Income before income taxes, noncontrolling interests and equity in income of equity investments	120,393	88,378	36.2	233,680	159,262	46.7
Income taxes	41,597	30,771	35.2	81,379	55,106	47.7

Income before noncontrolling interests and equity in income of equity investments	78,796	57,607	36.8	152,301	104,156	46.2
Equity in income of equity investments, net of tax	4,579	3,600	27.2	9,973	7,696	29.6

Income from continuing operations, net of tax	83,375	61,207	36.2	162,274	111,852	45.1
Gain from discontinued operations, net of tax	—	50,133	nm	—	51,113	nm

Net income	83,375	111,340	(25.1)	162,274	162,965	(0.4)
Net income attributable to noncontrolling interests	(536)	(1,436)	62.7	(1,680)	(3,759)	55.3

Net income attributable to TSYS common shareholders	$82,839	109,904	(24.6)%	$160,594	159,206	0.9%

Basic earnings per share (EPS):
Income from continuing operations to TSYS common shareholders*	$0.45	0.32	40.5%	$0.87	0.58	49.6%
Gain from discontinued operations to TSYS common shareholders*	—	0.27	nm	—	0.27	nm

Basic EPS	$0.45	0.59	(23.6)%	$0.87	0.85	2.5%

Diluted EPS:
Income from continuing operations to TSYS common shareholders*	$0.45	0.32	41.1%	$0.87	0.58	50.5%
Gain from discontinued operations to TSYS common shareholders*	—	0.27	nm	—	0.26	nm

Diluted EPS	$0.45	0.58	(23.3)%	$0.87	0.84	3.1%

Weighted average shares outstanding:
(includes participating securities)
Basic	183,829	186,373		184,153	187,058

Diluted	185,020	188,367		185,299	189,437

Dividends declared per share	$0.10	0.10		$0.20	0.20

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$82,839	59,771	38.6%	$160,594	109,092	47.2%
Gain from discontinued operations, net of tax	—	50,133	nm	—	50,114	nm

Net income	$82,839	109,904	(24.6)%	$160,594	159,206	0.9%

Non-GAAP measures:
Adjusted EPS from continuing operations	$0.58	0.45	29.0%	$1.11	0.83	34.6%

Adjusted EBITDA	$206,537	170,894	20.9%	$399,991	320,489	24.8%

nm = not meaningful

*	EPS amounts may not total due to rounding.

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TSYS Announces Second Quarter 2015 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
			Change				Change
	2015	2014	$	%	2015	2014	$	%
Revenues before reimbursable items:
North America Services	$287,199	233,217	53,982	23.1%	$553,418	457,585	95,833	20.9%
International Services	83,857	84,732	(875)	(1.0)	157,587	161,505	(3,918)	(2.4)
Merchant Services	117,868	108,335	9,533	8.8	228,266	212,960	15,306	7.2
NetSpend	141,621	116,833	24,788	21.2	296,695	249,473	47,222	18.9
Intersegment revenues	(8,461)	(5,050)	(3,411)	(67.5)	(18,098)	(10,705)	(7,393)	(69.1)

Revenues before reimbursable items from external customers	$622,084	538,067	84,017	15.6%	$1,217,868	1,070,818	147,050	13.7%

Total revenues:
North America Services	$333,844	273,324	60,520	22.1%	$643,077	535,502	107,575	20.1%
International Services	89,618	90,466	(848)	(0.9)	169,420	172,844	(3,424)	(2.0)
Merchant Services	137,472	128,017	9,455	7.4	266,576	250,707	15,869	6.3
NetSpend	141,621	116,833	24,788	21.2	296,695	249,473	47,222	18.9
Intersegment revenues	(9,903)	(6,604)	(3,299)	(50.0)	(20,960)	(13,643)	(7,317)	(53.6)

Revenues from external customers	$692,652	602,036	90,616	15.1%	$1,354,808	1,194,883	159,925	13.4%

Depreciation and amortization:
North America Services	$24,468	20,928	3,540	16.9%	$47,532	41,204	6,328	15.4%
International Services	8,628	9,761	(1,133)	(11.6)	17,406	19,566	(2,160)	(11.0)
Merchant Services	4,446	3,567	879	24.6	8,723	6,967	1,756	25.2
NetSpend	2,622	1,890	732	38.7	4,915	3,625	1,290	35.6

Segment depreciation and amortization	40,164	36,146	4,018	11.1	78,576	71,362	7,214	10.1
Acquisition intangible amortization	22,852	24,282	(1,430)	(5.9)	46,718	48,595	(1,877)	(3.9)
Corporate admin and other	889	533	356	66.8	1,426	1,038	388	37.4

Total depreciation and amortization	$63,905	60,961	2,944	4.8%	$126,720	120,995	5,725	4.7%

Adjusted segment operating income:
North America Services	$108,385	84,578	23,807	28.1%	$210,956	159,155	51,801	32.5%
International Services	13,353	11,743	1,610	13.7	20,336	16,298	4,038	24.8
Merchant Services	40,690	32,896	7,794	23.7	74,805	63,064	11,741	18.6
NetSpend	36,442	30,703	5,739	18.7	71,909	59,421	12,488	21.0

Total adjusted segment operating income	198,870	159,920	38,950	24.4	378,006	297,938	80,068	26.9
Acquisition intangible amortization	(22,852)	(24,282)	1,430	5.9	(46,718)	(48,595)	1,877	3.9
NetSpend M&A operating expenses	—	(1,182)	1,182	nm	—	(2,435)	2,435	nm
Share-based compensation	(12,030)	(9,988)	(2,042)	(20.4)	(20,173)	(17,599)	(2,574)	(14.6)
Corporate admin and other	(33,386)	(25,705)	(7,681)	(29.9)	(58,017)	(49,849)	(8,168)	(16.4)

Operating income	$130,602	98,763	31,839	32.2%	$253,098	179,460	73,638	41.0%

Other:
Reimbursable items:
North America Services	$46,645	40,107	6,538	16.3%	$89,659	77,917	11,742	15.1%
International Services	5,761	5,734	27	0.5	11,833	11,339	494	4.4
Merchant Services	19,604	19,682	(78)	(0.4)	38,310	37,747	563	1.5
NetSpend	—	—	—	na	—	—	—	na
Intersegment revenues	(1,442)	(1,554)	112	7.2	(2,862)	(2,938)	76	2.6

Reimbursable items	$70,568	63,969	6,599	10.3%	$136,940	124,065	12,875	10.4%

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TSYS Announces Second Quarter 2015 Earnings

TSYS

Condensed Balance Sheet

(unaudited)

(in thousands)

	Jun 30, 2015	Dec 31, 2014
Assets
Current assets:
Cash and cash equivalents	$349,378	289,183
Accounts receivable, net	314,678	283,203
Other current assets	123,689	118,167

Total current assets	787,745	690,553
Goodwill	1,547,089	1,547,397
Other intangible assets, net	366,215	404,107
Property, equipment and software, net	647,115	656,733
Other long term assets	464,360	434,791

Total assets	$3,812,524	3,733,581

Liabilities
Current liabilities:
Accounts payable	$57,358	48,793
Bonds, notes and capital leases	43,791	50,911
Other current liabilities	230,075	196,809

Total current liabilities	331,224	296,513
Bonds, notes and capital leases, excluding current portion	1,387,514	1,405,106
Other long-term liabilities	291,249	309,826

Total liabilities	2,009,987	2,011,445

Redeemable noncontrolling interest	22,370	22,492

Equity
Shareholders’ equity	1,774,224	1,692,762

Noncontrolling interests in consolidated subsidiaries	5,943	6,882

Total equity	1,780,167	1,699,644

Total liabilities and equity	$3,812,524	3,733,581

TSYS

Selected Cash Flow Highlights

(unaudited)

(in thousands)

	Six Months Ended June 30,
	2015	2014
Cash flows from operating activities:
Net income	$162,274	162,965
Adjustments to reconcile net income to net cash provided by operating activities:
Gain on disposal of subsidiaries	—	(85,310)
Equity in income of equity investments	(9,973)	(7,696)
Dividends received from equity investments	984	—
Depreciation and amortization	126,720	122,393
Other non cash adjustments	29,537	31,996
Changes in operating assets and liabilities:	(24,249)	15,094

Net cash provided by operating activities	285,293	239,442
Net cash used in investing activities	(97,512)	(61,539)
Net cash used in financing activities	(126,244)	(207,575)
Cash and cash equivalents:
Effect of exchange rate changes on cash and cash equivalents	(1,342)	2,399

Net increase in cash and cash equivalents	60,195	(27,273)
Cash and cash equivalents at beginning of period	289,183	278,230

Cash and cash equivalents at end of period	$349,378	250,957

Supplemental - Non GAAP:
Net cash provided by operating activities	$285,293	239,442
Capital expenditures	(96,552)	(105,776)

Free cash flow	188,741	133,666
Principal payments on debt and capital leases	(26,393)	(34,467)

Available free cash flow	$162,348	99,199

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TSYS Announces Second Quarter 2015 Earnings

TSYS

Supplemental Information

(unaudited)

Other

Accounts on File:

	Total Accounts on File
(in millions)	June 2015	June 2014	% Change
Consumer Credit	374.1	246.5	51.8
Retail	26.4	27.9	(5.6)

Total Consumer	400.5	274.4	45.9
Commercial	44.0	40.4	8.7
Other	24.0	20.4	18.4

Subtotal	468.5	335.2	39.8
Prepaid/Stored Value	133.1	117.7	13.2
Government Services	77.1	65.6	17.4
Commercial Card Single Use	72.7	54.2	34.2

Total AOF	751.4	572.7	31.2

Growth in Accounts on File (in millions):

	June 2014 to June 2015	June 2013 to June 2014
Beginning balance	572.7	488.7
Change in accounts on file due to:
Internal growth of existing clients	42.4	38.4
New clients	166.1	71.9
Purges/Sales	(29.3)	(25.4)
Deconversions	(0.5)	(0.9)

Ending balance	751.4	572.7

Segment data:

	Three Months Ended June 30,
			Change
	2015	2014	Inc (Dec)%
North America Segment:
Transactions (in millions)	4,042.2	2,696.7	1,345.5	49.9%

International Segment:
Transactions (in millions)	613.9	558.1	55.8	10.0%

Merchant Segment:
Point-of-sale transactions (in millions)	1,089.4	1,045.1	44.3	4.2%
Dollar sales volume (in millions)	$12,314.8	$11,796.5	$518.3	4.4%

NetSpend Segment:
Gross dollar volume (in millions)	$5,531.0	$4,628.0	$903.0	19.5%

	Six Months Ended June 30,
			Change
	2015	2014	Inc (Dec)%
North America Segment:
Accounts on file (AOF) (in millions)	677.5	510.3	167.2	32.8%
Transactions (in millions)	7,353.0	5,024.3	2,328.7	46.3%

International Segment:
AOF (in millions)	73.9	62.3	11.6	18.5%
Transactions (in millions)	1,185.9	1,076.0	109.9	10.2%

Merchant Segment:
Point-of-sale transactions (in millions)	2,074.0	2,027.3	46.7	2.3%
Dollar sales volume (in millions)	$23,616.4	$22,576.3	$1,040.1	4.6%

NetSpend Segment:
Gross dollar volume (in millions)	$13,191.7	$11,195.2	$1,996.5	17.8%

Direct deposit 90-day active cards (in thousands)	1,879.8	1,600.7	279.1	17.4%
90-day active cards (in thousands)	3,885.1	3,388.0	497.1	14.7%
% of 90-day active cards with direct deposit	48.4%	47.2%

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TSYS Announces Second Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents second quarter 2015 financial results using the previous year’s foreign currency exchange rates. On a full year constant currency basis, TSYS’ total revenues grew 14.8% as compared to a reported GAAP increase of 13.4%.

The schedule below also provides a reconciliation of basic EPS, adjusted for the after-tax impact of acquisition intangible amortization, share-based compensation and merger and acquisition costs, to adjusted EPS.

The tax rate used in the calculation of adjusted EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other significant events.

The schedule also provides a reconciliation of net income, adjusted for income from discontinued operations, equity in income of equity investments, income taxes, nonoperating expense, depreciation and amortization, share-based compensation, and merger and acquisition expenses, to adjusted EBITDA.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces Second Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2015	2014	Percent Change	2015	2014	Percent Change
Consolidated
Constant currency (1)	$702,191	602,036	16.6%	$1,372,054	1,194,883	14.8%
Foreign currency (2)	(9,539)	—		(17,246)	—

Total revenues	$692,652	602,036	15.1%	$1,354,808	1,194,883	13.4%

Constant currency (1)	$631,025	538,067	17.3%	$1,233,927	1,070,818	15.2%
Foreign currency (2)	(8,941)	—		(16,059)	—

Total revenues before reimbursable items	$622,084	538,067	15.6%	$1,217,868	1,070,818	13.7%

Constant currency (1)	$131,105	98,763	32.7%	$253,443	179,460	41.2%
Foreign currency (2)	(503)	—		(345)	—

Operating income	$130,602	98,763	32.2%	$253,098	179,460	41.0%

International Services
Constant currency (1)	$99,076	90,466	9.5%	$186,456	172,844	7.9%
Foreign currency (2)	(9,458)	—		(17,036)	—

Total revenues	$89,618	90,466	(0.9)%	$169,420	172,844	(2.0)%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Revenues Before Reimbursable Items

(unaudited)

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2015	2014	Percent Change	2015	2014	Percent Change
Total revenues	$692,652	602,036	15.1%	$1,354,808	1,194,883	13.4%
Reimbursable items	70,568	63,969	10.3	136,940	124,065	10.4

Revenues before reimbursable items	$622,084	538,067	15.6%	$1,217,868	1,070,818	13.7%

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TSYS Announces Second Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Earnings per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2015	2014	Percent Change	2015	2014	Percent Change
Income from continuing operations attributable to TSYS common shareholders	$82,839	59,771	38.6%	$160,594	109,092	47.2%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	$15,083	15,799	(4.5)%	30,844	31,612	(2.4)
Add: Share-based compensation, net of taxes	8,033	6,584	22.0	13,474	11,601	16.1
Add: NetSpend M&A expenses, net of taxes*	—	1,122	nm	—	2,326	nm

Adjusted earnings	$105,955	83,276	27.2%	$204,912	154,631	32.5%

Basic EPS - Income from continuing operations attributable to TSYS common shareholders
As reported (GAAP)	$0.45	0.32	40.5%	$0.87	0.58	49.6%

Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	0.08	0.08	(3.3)	0.17	0.17	(0.9)
Add: Share-based compensation, net of taxes	0.04	0.04	23.7	0.07	0.06	18.0
Add: NetSpend M&A expenses, net of taxes*	—	0.01	nm	—	0.01	nm

Adjusted EPS **	$0.58	0.45	29.0%	$1.11	0.83	34.6%

Weighted average shares outstanding	183,829	186,373		184,153	187,058

*	Certain merger and acquisition costs are nondeductible for income tax purposes
**	Adjusted EPS amounts may not total due to rounding.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2015	2014	Percent Change	2015	2014	Percent Change
Net income	$83,375	111,340	(25.1)%	$162,274	162,965	(0.4)%
Adjust for:
Deduct: Income from discontinued operations	—	(50,133)	nm	—	(51,113)	nm
Deduct: Equity in income of equity investments	(4,579)	(3,600)	(27.2)	(9,973)	(7,696)	(29.6)
Add: Income taxes	41,597	30,771	35.2	81,379	55,106	47.7
Add: Nonoperating expense	10,209	10,385	(1.7)	19,418	20,198	(3.9)
Add: Depreciation and amortization	63,905	60,961	4.8	126,720	120,995	4.7

EBITDA	$194,507	159,724	21.8%	$379,818	300,455	26.4%
Adjust for:
Add: Share-based compensation	12,030	9,988	20.4	20,173	17,599	14.6
Add: NetSpend M&A operating expenses	—	1,182	nm	—	2,435	nm

Adjusted EBITDA	$206,537	170,894	20.9%	$399,991	320,489	24.8%

nm = not meaningful

- more -

TSYS Announces Second Quarter 2015 Earnings

Reconciliation of GAAP to Non-GAAP

Segment Operating Margin and Consolidated Adjusted Operating Margin

(unaudited)

(in thousands)

	Three Months Ended June 30, 2015			Three Months Ended June 30, 2014
	Adjusted Segment Operating Income	Revenues before Reimbursable Items	Adjusted Operating Margin	Adjusted Segment Operating Income	Revenues before Reimbursable Items	Adjusted Operating Margin
North America Services	$108,385	287,199	37.74%	$84,578	233,217	36.27%
International Services	13,353	83,857	15.92	11,743	84,732	13.86
Merchant Services	40,690	117,868	34.52	32,896	108,335	30.37
NetSpend	36,442	141,621	25.73	30,703	116,833	26.28
Intersegment	—	(8,461)		—	(5,050)
Corporate admin and other	(33,386)			(25,705)

Adjusted operating margin	$165,484	622,084	26.60%	$134,215	538,067	24.94%
Acquisition intangible amortization	(22,852)			(24,282)
NetSpend M&A operating expenses	—			(1,182)
Share-based compensation	(12,030)			(9,988)

Operating income and margin*	$130,602	622,084	20.99%	$98,763	538,067	18.36%
Reimbursable items		70,568			63,969

Operating margin (US GAAP)	$130,602	692,652	18.86%	$98,763	602,036	16.40%

	Six Months Ended June 30, 2015			Six Months Ended June 30, 2014
	Adjusted Segment Operating Income	Revenues before Reimbursable Items	Adjusted Operating Margin	Adjusted Segment Operating Income	Revenues before Reimbursable Items	Adjusted Operating Margin
North America Services	$210,956	553,418	38.12%	$159,155	457,585	34.78%
International Services	20,336	157,587	12.90	16,298	161,505	10.09
Merchant Services	74,805	228,266	32.77	63,064	212,960	29.61
NetSpend	71,909	296,695	24.24	59,421	249,473	23.82
Intersegment	—	(18,098)		—	(10,705)
Corporate admin and other	(58,017)			(49,849)

Adjusted operating margin	$319,989	1,217,868	26.27%	$248,089	1,070,818	23.17%
Acquisition intangible amortization	(46,718)			(48,595)
NetSpend M&A operating expenses	—			(2,435)
Share-based compensation	(20,173)			(17,599)

Operating income and margin*	$253,098	1,217,868	20.78%	$179,460	1,070,818	16.76%
Reimbursable items		136,940			124,065

Operating margin (US GAAP)	$253,098	1,354,808	18.68%	$179,460	1,194,883	15.02%

*	Operating margin on revenue before reimbursable items

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